Exhibit 32.2

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TREATY ENERGY CORPORATION (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report'), Gary Dunham, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 USC ss.1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009

/s/ Gary Dunham

Gary Dunham, Chief Financial Officer and Treasurer